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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 30, 2004
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)



                       COMPUTERIZED THERMAL IMAGING, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



            Nevada                       001-16253             87-0458721
-------------------------------        ------------      ----------------------
(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
Incorporation or Organization)         File Number)      Identification Number)


                              1719 West 2800 South
                                Ogden, Utah 84401
               --------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (801) 776-4700
                            ------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                            ------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

99.1 Citizen Petition, dated June 30, 2004, filed by Computerized Thermal Imaging, Inc. with the Dockets Management Branch of the U.S. Food and Drug Administration.


ITEM 9.  REGULATION FD DISCLOSURE.

On June 30, 2004, Computerized Thermal Imaging, Inc. filed a "Citizen Petition" with the United States Food and Drug Administration. The text of the Citizen Petition is furnished herewith as Exhibit 99.1.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         COMPUTERIZED THERMAL IMAGING, INC.

                                         By:      /s/ Richard V. Secord
                                                  ------------------------------
                                                  Richard V. Secord
                                                  Chairman of the Board and CEO

Date:  July 1, 2004

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